EXHIBIT 23



                                              CONSENT OF INDEPENDENT AUDITORS


         We hereby consent to the incorporation by reference in this Annual Report on Form 10-K of Talbot Bancshares, Inc., for the year ended December 31, 1998 of our report dated January 15, 1999, relating to the consolidated financial statements of Talbot Bancshares, Inc.



                                                     /S/ Stegman and Company

Baltimore, Maryland
March 25, 1999





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